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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 30, 2005

                             -----------------------

                         MICROTEK MEDICAL HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

                GEORGIA                                 0-24866                              58-1746149
                -------                                 -------                              ----------
     (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
           of Incorporation)                                                             Identification No.)

          13000 DEERFIELD PARKWAY, SUITE 300, ALPHARETTA, GEORGIA 30004
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (678) 896-4400


          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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


ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On June 30, 2005, the Company amended its credit agreement (the "Credit Agreement") with JPMorgan Chase Bank to extend the maturity date of the related revolving credit facility from June 30, 2006 to June 30, 2008, modify the interest margin pursuant to which the interest rate on borrowings is determined, and modify various of the financial covenants contained in the Credit Agreement.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

         N/A

     (b) Pro Forma Financial Information.

         N/A

     (c) Exhibits.

         Exhibit
         Number     Description
         -------    -----------
          10.1      Ninth Amendment  Agreement dated as of June 30, 2005, to the
                    Amended and Restated Credit  Agreement,  dated as of May 14,
                    2001





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




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MICROTEK MEDICAL HOLDINGS, INC.



Date:  June 30, 2005                   By:  /s/ Dan R. Lee
                                            ----------------------------------
                                            Dan R. Lee, Chairman, President and
                                            Chief Executive Officer




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


                                  EXHIBIT INDEX


Exhibit
Number    Description
-------   -----------
10.1 Ninth Amendment Agreement dated as of June 30, 2005, to the Amended and Restated Credit Agreement, dated as of May 14, 2001




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